Exhibit 99.1

SITO Mobile Reports Fourth Quarter and Full Year 2016 Financial Results

Full Year Revenue $29.4 Million, Up 130% Year-Over-Year; Led by Media Placement Revenue of $28.9 Million, Up138% Year-Over-Year

Q4 Revenue $7.5 Million, Up 34% Year-Over-Year; Led by Media Placement Revenue of $7.3 Million, Up 37% Year-Over-Year

JERSEY CITY, N.J., March 28, 2017 (GLOBE NEWSWIRE) -- SITO Mobile Ltd. (NASDAQ: SITO), a leading mobile engagement platform, today announced its unaudited results for the fourth quarter and full year ended December 31, 2016. Please note that financial statements have been prepared to reflect the discontinued operations and subsequent sale of SITO Mobile’s SMS (Wireless Applications) business.

Fourth Quarter and Full Year 2016 Business Highlights

●	TOTAL REVENUE: For Q4 was $7.5 million, an increase of 34% year-over-year. For the full year 2016, total revenue was $29.4 million, an increase of 130% year-over-year.

●	MEDIA PLACEMENT REVENUE: (SITO Mobile’s programmatic advertising revenue) For Q4 was $7.3 million, an increase of 37% year-over-year. For the full year 2016, Media Placement Revenue was $28.9 million, an increase of 138% from $12.1 million year-over-year.

●	GROSS PROFIT: For Q4 was $3.9 million (52% Gross Margin), up from $2.8 million (50% Gross Margin) in Q4 2015. For the full year 2016, Gross Profit was $16.1 million (Gross Margin 55%), up from $6.7 million (Gross Margin 52%), an increase of 141% year-over-year.

"Our 138% year-over-year growth in Media Placement revenue, combined with our bullish outlook highlights the complete transformation SITO Mobile has made, from a declining SMS business to a fast-growing mobile media technology and data company,” said Rory O’Connell, Interim CEO of SITO Mobile.

Conference call information:

Date: Tuesday, March 28, 2017
Time: 4:30 P.M. Eastern Time (ET)
Dial in Number for U.S. & Canadian Callers: 877-407-8293

Dial in Number for International Callers (Outside U.S. & Canada): 201-689-8349

Participating on the call will be SITO Mobile's Interim Chief Executive Officer Rory O’Connell and Interim Chief Financial Officer Larry Firestone. To join the live conference call, please dial into the above referenced telephone numbers five to ten minutes prior to the scheduled conference call time.

A replay will be available for 2 weeks starting on March 28, 2017 at approximately 8:00 P.M. ET. To access the replay, please dial 877-660-6853 in the U.S. and 201-612-7415 for international callers. The conference ID# is 13658407.

About SITO Mobile Ltd.

SITO Mobile provides a mobile engagement platform that enables brands to increase awareness, loyalty, and ultimately sales. For more information, visit www.sitomobile.com.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, sales growth, our reliance on brand owners and wireless carriers, the possible need for additional capital as well as other risks identified in our filings with the SEC. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

[FINANCIAL TABLES TO FOLLOW]

SITO Mobile, Ltd.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
Discontinued Operations Presented Below
Rounded to the nearest 000's except per share data

	For the Three Months Ended		For the Twelve Months Ended
	December 31,		December 31,
	2016	2015	2016	2015

Revenue	$7,455	$5,581	$29,427	$12,805

Costs and Expenses
Cost of revenue	3,587	2,807	13,292	6,113
Gross Profit	3,868	2,774	16,135	6,692
Gross Margin	52%	50%	55%	52%
Operating expenses	4,918	3,469	17,566	11,167

Total costs and expenses	8,505	6,276	30,858	17,280

Loss from continuing operations	(1,050)	(695)	(1,431)	(4,475)
Interest expense	(417)	(472)	(1,738)	(1,781)
Net loss before income taxes	(1,467)	(1,167)	(3,169)	(6,256)
Provision for income taxes	-	-	-	-
Net loss from continuing operations	(1,467)	(1,167)	(3,169)	(6,256)

Discontinued Operations
Net income from discontinued operations	121	729	1,880	1,827
Net loss	$(1,346)	$(438)	$(1,289)	$(4,429)
Basic net income (loss) per share
Continuing operations	(0.07)	(0.07)	(0.17)	(0.39)
Discontinued operations	0.01	0.04	0.10	0.11
Basic net loss per share	$(0.07)	$(0.03)	$(0.07)	$(0.28)

Basic and diluted weighted average shares outstanding	20,672,720	17,157,520	18,247,364	16,093,722

Non-GAAP Financial Measures

This press release uses Adjusted EBITDA, a non-GAAP financial measure. Adjusted EBITDA should not be considered a replacement for, and should be read together with, the most comparable GAAP financial measure, which is Operating Profit (Loss). A reconciliation of Adjusted EBITDA to Operating Profit (Loss) is included herein.

To supplement our financial results and guidance presented in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses certain non-GAAP financial measures in this press release, including EBITDA. The Company believes that non-GAAP financial measures are helpful in understanding its past financial performance and potential future results, particularly in light of the effect of various acquisition transactions effected by the Company. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for or superior to comparable GAAP measures and should be read in conjunction with the consolidated financial statements prepared in accordance with GAAP.

Management excludes stock based compensation expense because they believe that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance. In particular, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use under FASB ASC 718, we believe that providing non-GAAP financial measures that exclude this expense allows investors to make more meaningful comparisons between our operating results and those of other companies. Accordingly, management believes that excluding this expense provides investors and management with greater visibility to the underlying performance of our business operations, facilitates comparison of our results with other periods, and may also facilitate comparison with the results of other companies in our industry. Management uses Adjusted EBITDA in managing and analyzing its business and financial condition. Management believes that the presentation of non-GAAP financial measures provides investors greater transparency into ongoing results of operations allowing investors to better compare the Company's results from period to period.

UNAUDITED ADJUSTED EBITDA

	For the Three Months Ended December 31		For the Twelve Months Ended December 31
Rounded to nearest 000’s	2016	2015	2016	2015

Net loss	$(1,345)	$(437)	$(1,289)	$(4,429)
Net income from discontinued operations	121	729	1,880	1,827
Net loss from continuing operations	$(1,466)	$(1,166)	$(3,170)	$(6,257)
Adjustments to reconcile net loss to EBITDA:
Depreciation and amortization expense included in costs and expenses:
Amortization included in cost of revenue	194	112	662	312
Depreciation and other amortization	151	203	609	508
Total depreciation and amortization expense	345	315	1,271	820
Interest expense	417	472	1,738	1,781
Provision for income taxes	-	-	-	-

EBITDA	$(705)	$(379)	$(161)	$(3,655)

Adjustments to reconcile EBITDA:
Stock based compensation expense included in costs and expenses:
Sales and marketing	74	66	292	128
General and administrative	328	82	1,041	646
Total stock based compensation expense	$402	$148	$1,333	$774

Adjusted EBITDA	$(303)	$(231)	$1,172	$(2,881)

SITO Mobile, Ltd.
UNAUDITED CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2016	2015
Rounded to nearest 000’s
Assets
Current assets
Cash and cash equivalents	$8,745	$2,615
Accounts receivable, net	8,842	4,938
Other current assets	669	1,353

Total current assets	18,256	8,906

Total property and equipment, net	446	585

Other assets
Goodwill and intangible assets	10,898	10,619
Other long term assets	546	646

Total other assets	11,444	11,265

Total assets	$30,146	$20,757
Liabilities and Stockholders' Equity
Current liabilities
Accounts Payable and Accrued Expenses	$5,251	$5,250
Deferred revenue	245	468
Other current liabilities	3,508	4,917
Total current liabilities	9,004	10,635

Total long-term liabilities	3,956	4,941

Total liabilities	12,960	15,576

Total stockholders' equity	17,187	5,181

Total liabilities and stockholders' equity	$30,147	$20,757

Contacts:

Investor Relations:

Joseph Wilkinson

SVP Investor Relations

Joseph.Wilkinson@sitomobile.com

Media Relations:

Alexandra Levy
Silicon Alley Media
alex@siliconalley-media.com

RELATED LINKS
http://www.sitomobile.com